Income Taxes	12 Months Ended
Dec. 31, 2014
Income Taxes
7.	Income Taxes

Successor

In connection with the Acquisition as defined in Note 1, ALIC made an election under Treasury Regulation Section 1.1502-36(d) to reduce the tax basis of certain of the Company’s assets immediately prior to the Acquisition. The reduced tax bases were used to determine the deferred tax impact under the acquisition method of accounting as discussed in Note 1.

The Company is party to a federal income tax allocation agreement (the “Tax Allocation Agreement”) with Lancaster Re. The Company and Lancaster Re will file a separate consolidated federal income tax return for the period April 1, 2014 to December 31, 2014 and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1).

Following the Acquisition, the Company exited The Allstate Corporation’s consolidated federal income tax return and is no longer a party to the tax allocation agreement with its former affiliates. Final tax settlements were agreed to with The Allstate Corporation and no future tax allocations are expected to occur with The Allstate Corporation.

As part of the Acquisition, although the Company remains jointly and severally liable for consolidated tax liabilities for years prior to the Acquisition, the Company is held harmless by ALIC in accordance with the Acquisition agreement and believes the possibility of a tax liability for the pre-sale tax years is remote. Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows. Therefore, the Company did not record a liability for unrecognized tax contingencies/benefits at December 31, 2014. As of December 31, 2014, there were no uncertain tax positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date. No amounts have been accrued for interest or penalties.

The components of the deferred income tax assets and liabilities as of December 31, 2014 are as follows:

($ in thousands)	December 31, 2014
Deferred tax assets
Policyholder reserves	$2,057,627
Deferred acquisition costs	24,850
Premiums receivable	8,197
Net operating loss carryforward	7,500
Other assets	38

Total deferred tax assets	$2,098,212

Deferred tax liabilities
Value of business acquired	$(81,032)
Amounts recoverable from reinsurers	(2,010,157)
Investments	(45,935)
Intangibles	(1,820)

Total deferred tax liabilities	$(2,138,944)

Net deferred tax liability	$(40,732)

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal; (4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (5) the length of time that any tax attribute carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) prudent and feasible tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets will be realized. The Company had no valuation allowance as of December 31, 2014. Management believes the Company will produce sufficient taxable income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management’s assessment of the amount of deferred tax asset that is realizable.

The Company has a net operating loss carryforward as of December 31, 2014 of approximately $21.5 million that will expire in the year 2029, if unused.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations for the Successor Period from April 1, 2014 through December 31, 2014 were as follows:

($ in thousands)	For the Period from April 1, 2014 Through December 31, 2014
Expected federal income tax expense	$15,722
Dividends received deduction	(1,470)
Other	(18)

Total income tax expense	$14,234

The dividends received deduction (“DRD”) reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income, and, as such, is a significant component of the difference between the Company’s effective tax rate and the federal statutory tax rate of 35%. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD.

There remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, issues related to the calculation of the DRD. For the last several years, the revenue provisions included in the Obama Administration’s budgets included a proposal that would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through guidance or legislation, could increase actual tax expense and reduce the Company’s consolidated net income.

Predecessor

Prior to April 1, 2014, the Company joined The Allstate Corporation and its other subsidiaries (the “Allstate Group”) in the filing of a consolidated federal income tax return and was party to a federal income tax allocation agreement (the “Allstate Tax Sharing Agreement”). Under the Allstate Tax Sharing Agreement, the Company paid to or received from The Allstate Corporation the amount, if any, by which the Allstate Group’s federal income tax liability was affected by virtue of inclusion of the Company in the consolidated federal income tax return. The Company also had a supplemental tax sharing agreement with respect to reinsurance ceded to ALIC to allocate the tax benefits and costs related to such reinsurance. Effectively, these agreements resulted in the Company’s annual income tax provision being computed, with adjustments, as if the Company filed a separate return, adjusted for the reinsurance ceded to ALIC.

The IRS is currently examining the Allstate Group’s 2011 and 2012 federal income tax returns. The IRS has completed its examination of the Allstate Group’s 2009 and 2010 federal income tax returns and a final settlement related to the examination was approved by the IRS Appeals Division on September 19, 2014. The Allstate Group’s tax years prior to 2009 have been examined by the IRS and the statute of limitations has expired on those years. Any adjustments that may result from IRS examinations of tax returns are not expected to have a material effect on the results of operations, cash flows or financial position of the Company.

The Company had no liability for unrecognized tax benefits as of December 31, 2013.

The components of the deferred income tax assets and liabilities as of December 31 are as follows:

($ in thousands)	2013
Deferred assets
Reinsurance recoverables	$497
Other assets	4

Total deferred assets	501

Deferred liabilities
Unrealized net capital gains	(2,084)
Accrued expenses	(981)
Other liabilities	—

Total deferred liabilities	(3,065)

Net deferred liability	$(2,564)

The components of income tax expense are as follows:

($ in thousands)	Period from January 1, 2014 through March 31, 2014	2013	2012
Current	$914	$3,902	$4,145
Deferred	8	(77)	128

Total income tax expense	$922	$3,825	$4,273

The Company paid no income taxes in the period from January 1, 2014 through March 31, 2014. The Company paid income taxes of $4.2 million and $4.8 million in 2013 and 2012, respectively.

A reconciliation of the statutory federal income tax rate to the effective income tax rate on income from operations is as follows:

	Period from January 1, 2014 through March 31, 2014	2013	2012
Statutory federal income tax rate	35.0%	35.0%	35.0%
Other	—	—	—

Effective income tax rate	35.0%	35.0%	35.0%